ASYMmetric Smart Alpha S&P 500® ETF (ZSPY) Listed on NYSE Arca, Inc. Summary Prospectus January 27, 2023 www.asymshares.com/zspy
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated January 27, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.asymshares.com/zspy. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
ASYMmetric Smart Alpha S&P 500® ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the ASYMmetric Smart Alpha 500 Index (the “Index”).
Fees and Expenses
The following table describes the fees and expenses that you may incur if you buy, hold or sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Acquired Fund Fees and Expenses**	0.00%
Total Annual Fund Operating Expenses	0.95%
*Estimated for the current fiscal year.
**Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights will include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$97	$303
Portfolio Turnover. The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.
Principal Investment Strategies
The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).
The Index is a rules-based, quantitative leveraged strategy that seeks to:

●
generate returns up to two times the performance of the S&P 500® Total Return Index (“S&P 500 Index”) in a bull market by leveraging its net exposure (the difference between the aggregate long and short positions) to individual securities and futures, and

●	provide protection against losses in a bear market by limiting its net exposure using futures to hedge.
The Fund will use leverage and hedging to achieve its investment goals of maximizing alpha while minimizing market risk. Leverage is an investment strategy used by a Fund to increase its assets available for investment using borrowings, derivatives, or similar instruments or techniques.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market.
The Index is powered by the Index Provider’s ASYMmetric Risk Management Technology, which relies on mathematical formulas to dynamically manage the Index’s net exposure in three market risk environments:

●
Risk-On: Market prices are trending up and have low realized volatility (below the Risk-Off or bear market threshold) as determined by actual price fluctuations over a prior period (“realized volatility”), which is termed a “Risk-On” market environment;

●	Risk-Elevated: Market prices are trending down and have low realized volatility (below the Risk-Off or bear market threshold), which is termed a “Risk-Elevated” market environment; and

●	Risk-Off: Market prices are trending down and have high realized volatility (above the Risk-Off or bear market threshold), which is termed a “Risk-Off” market environment.
The ASYMmetric Risk Management Technology is designed to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s net exposure to its market to:

●	Generate two times the performance of the S&P 500 Index in a bull market, by using leverage to be 200% exposed to the S&P 500 Index;

●	Protect capital by paring back net exposure during periods of heightened market uncertainty, by being market neutral; and

●	Profit in bear markets, by being net short (by investing in more short positions than long positions in its portfolio).
The Index achieves its long exposure by investing in individual securities and futures (the “Long Book”). The Index seeks to achieve two times the performance of the S&P 500 Index in a bull market by leveraging its exposure 90% to individual securities and 110% to futures. In order to effect its short exposure to the market, the Index utilizes cash-settled short selling of shares of the SPDR S&P 500 ETF Trust (“SPY”) (the “Short Book”). The Index’s exposure to its market ranges between 200% long and -25% short where net exposure is the difference between the Index’s Long Book and its Short Book.
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in investments that provide exposure to the S&P 500 Index. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
In tracking the Index, the Fund will replicate the Long Book through investments in individual securities that are included in or track the S&P 500 Index, respectively. The Fund will achieve the appropriate amount of leverage in the Long Book and replicate the Short Book, as determined by the Index, by investing primarily in futures on the S&P 500 Index.
The Fund’s long and short positions are determined at each rebalance based on the market risk environment measured by two price indicator components of the Index: the Price Momentum Indicator and Price Volatility Indicator. The Fund’s exposure is then fine-tuned using Volatility Adjusted Exposure (“VAE”). Each of the price indicators and VAE components of the Index are described below.
Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by the congruence of the two proprietary price-based indicators that measure, monitor and quantify market risk.
The Price Momentum Indicator is driven by the 200-business day moving average of the S&P 500 Index. The Price Momentum Indicator is designed to identify historical market price trends (up or down).

The Price Volatility Indicator is driven by the Index Provider’s PriceVol™ proprietary measure of the realized (i.e., historical as opposed to anticipated) volatility of the Index’s market. PriceVol measures the dispersion of prices of the securities comprising the S&P 500 Index. PriceVol is engineered to measure market risk (high or low) based on actual market price movements and not expected price movements.
The congruence of the output of the Price Momentum and Price Volatility Indicators is used to classify monthly the Index’s market condition as either Risk-On, Risk-Elevated, or Risk-Off market environments, as indicated in the table below.
The market is in a Risk-On environment when the market is trending up, above its 200-business day moving average, and realized volatility is low. The market is in a Risk-Elevated environment when the market is below its 200-business day moving average, but realized volatility has not spiked. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average, and realized volatility has spiked.

Price Momentum Indicator	Price Volatility Indicator	Indicated Market Risk Environment
Market Trending Up	Realized Volatility Low	Risk-On (Bull Market)
Market Trending Down	Realized Volatility Low	Risk-Elevated (Uncertain Market)
Market Trending Down	Realized Volatility High	Risk-Off (Bear Market)
Index Net Exposure Determination. The market risk environment classification systematically determines the targeted long, short and net exposure of the Index. In a Risk-On environment, the targeted net exposure of the Index is 200%. In a Risk-Elevated environment, the targeted net exposure of the index is 0%. In a Risk-Off environment, the targeted net exposure of the Index is -25%.

Risk Environment Target Exposures
Risk Environment	Target Long Exposure	Target Short Exposure	Target Net Exposure
Risk-On	200%	0%	200%
Risk-Elevated	35%	-35%	0%
Risk-Off	0%	-25%	-25%
Volatility Adjusted Exposure. VAE uses PriceVol to measure and group market volatility into three categories - low, moderate, and high. VAE increases portfolio exposure when volatility is low or moderate and decreases portfolio exposure when volatility is high by adjusting Target Short Exposure for incrementally greater profit or greater protection, as appropriate. VAE is designed to position the portfolio to capture more of the upside and less of the downside of the market. When market volatility is low, VAE reduces the Target Short Exposure to 0%. When market volatility is moderate, VAE reduces Target Short Exposure by 50%. When market volatility is high, VAE keeps Target Short Exposure at 100%. The table below illustrates how VAE adjusts Target Short Exposure in a Risk-Elevated environment.

Risk-Elevated Environment
Market Volatility (PriceVol)	VAE Adjuster (% of Target Short Exposure)	Target Short Exposure	VAE Adjusted Short Exposure	VAE Adjusted Net Exposure
Low	0%	-35%	0%	35%
Moderate	50%	-35%	-17.5%	17.5%
High	100%	-35%	-35%	0%
Weightings of Index Components. The weighting of the Index’s Long Book and Short Book are formulaically determined based on the table below, which indicates the various weighting outcomes in each of the three potential market risk environments.

Weighting of Index Components
Risk Environment	Long Book Weight (Long Book Securities Component)	Short Book Weight	Target Net Exposure
Risk-On	200%	0%	200%
Risk-Elevated	35%	0% to -35%	0%
Risk-Off	0%	0% to -25%	-25%
The Index was developed by the Index Provider, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”).

The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
As of December 31, 2022, the Index was comprised of 504 components.

Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Leverage Risk – The Fund will invest in futures as a principal investment strategy. Futures and other derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.
Long/Short Risk – The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. During a rising market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. However, there is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions.
Derivatives Risk – A derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.
Futures Contract Risk – Futures contracts are derivative instruments pursuant to a contract where the parties agree to exchange a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).
Concentration Risk – The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, market, industry, group of industries, sector, market segment or asset class. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
Counterparty Risk – The Fund may enter into various types of OTC derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.
Shorting Risks – In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. Unlike with a long position, losses on a short position could be much greater if the value of the security that the Fund is shorting increases because the cost of covering a short position is potentially unlimited. There is no guarantee the Fund will be able to borrow the shares of the security or investment company it seeks to short in order to achieve its investment objective. In addition, shares of the security or investment company may become hard-to-borrow, generally in times of heightened market volatility, and cause the Fund to have to pay to borrow the shares, in addition to financing costs of short positions, which would negatively impact Fund performance and cause the Fund not to track the Index. Short positions can be called at any time by the lender, which would cause the Fund to have greater net exposure than the Index. The Fund typically closes out a short sale by exchanging agreed-upon cash amounts that represent settlement in lieu of delivery of the actual underlying security, or, in less likely circumstances, by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Volatility Risk – The Fund’s investments are designed to respond to historical or realized volatility based on a proprietary model developed and implemented by the Index Provider, which is not intended to predict the future volatility of the S&P 500 Index. If the S&P 500 Index is rapidly rising during periods when the Index Provider’s volatility model has predicted significant volatility, the Fund may be underexposed to the S&P 500 Index due to its short position, and the Fund would not be expected to gain the full benefit of the rise in the S&P 500 Index. Additionally, in periods of rapidly changing volatility, the Fund may not be appropriately hedged or may not respond as expected to current volatility. In periods of extreme market volatility, the Index’s strategy, and consequently the Fund, may underperform due to the backward-looking nature of the Index’s model.
Index Tracking Risk – There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, difficulty borrowing securities, expenses (including rebalancing expenses), and other transaction costs related to the normal operation of the Fund. These costs that may be incurred by the Fund are not incurred by the Index, which may make it more difficult for the Fund to track the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective.
Passive Investment Risk – The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. The Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.
Index Calculation Methodology Risk – The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Market Disruption Risk – Geopolitical and other events, including public health crises, natural disasters and armed conflicts or war have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads on the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund’s Index.
Interruption in Trading Risk – An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk – Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk – At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
Market Risk – Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Cybersecurity Risk – Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.

Operational Risk – The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Subadviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Large-Capitalization Investing Risk – The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
New Fund Risk – The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Special Risks of Exchange-Traded Funds
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
Trading – Although shares of the Fund are listed for trading on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
Flash Crash Risk – Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.
Risk that Short Book Gains May Result in Tax Inefficiencies – The Fund may be able to manage realized tax gains on its Long Book positions by arranging for in-kind creation and redemption transactions to remove from its portfolio securities experiencing such gains in a tax efficient manner. However, the Fund will be unable to use the creation and redemption process to manage realized tax gains on its Short Book positions because they are not amenable to in-kind transfers. Consequently, the Fund may be compelled to recognize Short Book position gains for tax purposes unless it can offset such gains with commensurate losses on other positions in its portfolio. The inability of the Fund to offset such Short Book position gains may cause shareholders to incur income tax liabilities upon such gain recognition in a manner similar to that typically experienced by mutual fund shareholders but not by shareholders of ETFs that do not invest in Short Book positions.
Performance Information
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.asymshares.com.
Management
Investment Adviser. ASYMmetric ETFs, LLC
Subadviser. Toroso Investments, LLC
Portfolio Managers. Charles A. Ragauss, CFA, and Qiao Duan, CFA, of Toroso Investments, LLC (each a “Portfolio Manager”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.asymshares.com/zspy.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.